AMENDMENT NO. 1
                                 TO THE
               SUMMERFIELD APARTMENTS LIMITED PARTNERSHIP
                     AMENDED AND RESTATED AGREEMENT
                         OF LIMITED PARTNERSHIP


     This Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership is made and entered into as of the 1st day of January, 1993, by and among the undersigned parties.

     WHEREAS, as of November 28, 1990, Crosland Investors, Inc., a North Carolina corporation ("Crosland") and SML, Inc., a North Carolina corporation ("SML") as general partners, and SML, as the Initial Limited Partner, executed an Agreement of Limited Partnership (the "Agreement") and a Certificate of Limited Partnership (the "Certificate"), pursuant to the North Carolina Revised Uniform Limited Partnership Act, N.C. Gen. Stat. (delta)59-101 to 59-1106 (the "Act"), for the formation of Summerfield Apartments Limited Partnership (the "Partnership"), which Certificate was subsequently filed in the Office of the Secretary of State of North Carolina, on December 20, 1990; and

     WHEREAS, the Partnership has been formed to acquire, develop, finance, construct, own, maintain, operate and sell or otherwise dispose of a 52-unit multifamily apartment complex intended for rental to low-income individuals and families, to be known as Summerfield Apartments, and to be located in Charlotte, North Carolina (the "Apartment Complex"); and

     WHEREAS, the Partnership has received a construction loan for the development of the Apartment Complex from First Union Bank of North Carolina in the principal amount of $2,396,000, and a construction/permanent loan for the development of the Apartment Complex from Charlotte-Mecklenburg Housing Partnership, Inc. ("CMHP") in the principal amount of $475,000; and

     WHEREAS, the Partnership has received permanent loan financing (collectively, the "Mortgage Loan") for the Apartment Complex from in the aggregate amount of $1,902,000 (including the $475,000 construction/permanent loan from CMHP); and

     WHEREAS, as of February 1, 1992, an Amended and Restated Agreement of Limited Partnership (the "Amended Agreement") was executed to (i) continue the Partnership; (ii) admit American Tax Credit Properties III L.P., a Delaware limited partnership, to the Partnership as a Limited Partner ("ATCP III"); (iii) withdraw the Initial Limited Partner from the Partnership; (iv) withdraw Crosland from the Partnership; (v) reassign Interests in the Partnership; and
(vi) set forth all of the provisions governing the Partnership (hereinafter referred to as the "Partnership Agreement"); and

     WHEREAS, the parties hereto now desire to enter into this Amendment No. 1 to the Partnership Agreement to (i) continue the Partnership; (ii) reduce the Percentage Interest of ATCP III as the Limited Partner of the Partnership; (iii) increase the percentage Interest of SML as the General Partner of the Partnership; and (iv) amend certain provisions of the Partnership Agreement to, among other things, reflect such reduction and increase in Percentage Interests.

     NOW, THEREFORE, in consideration of the foregoing, of mutual promises of the parties hereto and of other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree to amend the Partnership Agreement as follows:

     I. Article II. The definition of "Projected Credit" is revised to read as follows:

            "Projected Credit" means Low-Income Housing Tax Credits in the aggregate amount of $2,314,150 for the applicable credit period for each building in the Apartment Complex which the Investment Partnership has projected (and which have been reviewed and accepted by the General Partner) to be the total amount of Tax Credits available to the Partnership.

            In addition,  the reference to the amount of the Projected Credit in
        Section 4.01 (u) of the Partnership Agreement and in Paragraph (u) of Schedule B to the Partnership Agreement are similarly revised.

     II.     Schedule   A.   Schedule  A  is  revised  by   substituting
        therefor the revised schedule A attached hereto.

            The revised Percentage Interests set forth in Schedule A are agreed to in lieu of any increase in the Capital Contribution of ATCP III which otherwise may have been applicable pursuant to Section 5.01(e)(i) of the Partnership Agreement.

     III. The Summerfield Apartments Limited Partnership Amended and Restated Agreement of Limited Partnership, as amended hereby, shall remain in full force and effect.

COUNTY OF MECKLENBURG   )
                              :  ss
STATE OF NORTH CAROLINA )


      Before me, the undersigned Notary Public in and for the aforesaid County and State, personally appeared Charles E. Teal, in his capacity as Vice President of SML, Inc., as General Partner, of Summerfield Apartments Limited Partnership, and being duly sworn, acknowledged the execution of the foregoing Amendment No. 1 to the Amend and Restated Agreement and Certificate of Limited Partnership

      Witness my hand and notarial seal this 27th day of January, 1993




                                        /s/  Melanie Mastalski
                                         Notary Public

My Commission Expires:

                               SCHEDULE A

Partners, Capital Contributions and Partnership Interests

                                 Capital                Partnership
General Partner                Contribution              Interest
SML, Inc.                        $100.00                   5.50%
135 Scaleybark Road
Charlotte, NC  28220

                                 Capital                Partnership
Limited Partner                Contribution              Interest

American Tax Credit             $1,038,667                94.50%
    Properties III L.P.
10 Valley Drive
Greenwich, CT  06831

      IN WITNESS WHEREOF, the parties have affixed their signatures and seals to this Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership of Summerfield Apartments Limited Partnership as of the date first written above.


                              GENERAL PARTNER:

ATTEST:                       SML, INC.


Bonnie Williams                           By:   /s/       Charles Teal
                                                Charles Teal
                                                Vice President



                              LIMITED PARTNER:

                     AMERICAN TAX CREDIT PROPERTIES III L.P.

                        By: Richman Tax Credit Properties
                          III L.P., its general partner

                           By: Richman Housing Credits
                            Inc., its general partner

_________________________________         By:    /s/    Richard    H. Edson
                                                 Richard H. Edson
                                                 Vice President

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                        )
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DISTRICT OF COLUMBIA    :  ss
                        )


       Before me, the undersigned Notary Public in and for the aforesaid County and State, personally appeared Richard H. Edson, in his capacity as Vice President of Richman Housing Credits, Inc., as general partner of Richman Tax Credit Properties III L.P., as general partner of American Tax Credit Properties III L.P., as a Limited Partner of Summerfield Apartments Limited Partnership, and being duly sworn, acknowledged the execution of the foregoing Amendment No. 1 to the Amended and Restated Agreement and Certificate of Limited Partnership.

       Witness my hand and notarial seal this 26th day of January, 1993.



                               /s/ Trudy McBride
                               Notary Public

My Commission Expires: